Investor Presentation

June 2019

Forward Looking Statements

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This release may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of Century Casinos, Inc. (together with its subsidiaries, the “Company”) based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transaction, as well as the Company’s plans, objectives, expectations, intentions, and other statements relating to cash flow and operating results, a new credit facility and debt repayment. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the acquisition of the three Casinos (as defined on page 3 herein) and the integration of the businesses and assets acquired; the financial performance of the Casinos; the possibility that the transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the possibility that the anticipated operating results and other benefits of the transaction are not realized when expected or at all; local risks including proximate competition, potential competition, legislative risks, and local relationships; risks associated with increased leverage from the transaction; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10K for the year ended December 31, 2018 and in subsequent periodic and current SEC filings the Company may make. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf. 2

Transaction Overview

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• Century Casinos to acquire the operations of three assets from Eldorado Resorts for $107mm

• VICI Properties Inc. (“VICI”) to acquire the underlying real estate of the assets for $278mm

• Century Casinos will enter into a master lease agreement with VICI at an estimated 2.1x rent coverage (annual rent: $25mm)

• 3 high-quality assets in strong and stable markets (the “Casinos”) .Isle Casino Cape Girardeau, in Cape Girardeau, Missouri .Lady Luck Caruthersville, in Caruthersville, Missouri .Mountaineer Casino, Racetrack and Resort in New Cumberland, West Virginia

• Century Casinos is acquiring the operations of the three assets, adjusted for the sale leaseback transaction, for $107mm in cash and will assume the “cage” cash of the three assets at close

• The purchase price represents a pre-synergy multiple of 4.1x trailing twelve months Adjusted EBITDA(1)

• Macquarie Capital has provided $180mm in committed financing ($170mm senior secured term loan and $10mm senior secured revolving line of credit)

• Maturity of term facility is 7 years after closing; maturity of revolver is 5 years after closing

• Subject to gaming regulatory approval in Missouri and West Virginia, anti-trust approval and customary closing conditions

• Expected to close in early 2020

(1) Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition of and reconciliation of Adjusted EBITDA. 3

Strategic Rationale / Transaction Highlights

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Well positioned assets in strong, stable markets

Further enhance scale and North American presence

Opportunities to drive incremental growth through operational improvements

Strong and growing free cash flow generation

Securely capitalized with ample capacity to pursue further growth opportunities

New OpCo platform and gaming REIT relationship creates avenues for future growth

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Acquired Asset Overview

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Property Image result for isle casino cape girardeau Location Cape Girardeau, MO Slot Machines 863 Table Games 20 Hotel Rooms – Casino Sq. Ft. 41,500 Food and Beverage / Entertainment Venues 3/1

Property Image result for lady luck Caruthersville Location Caruthersville, MO Slot Machines 507 Table Games 9 Hotel Rooms – Casino Sq. Ft. 21,000 Food and Beverage / Entertainment Venues 2/1

Property Image result for mountaineer casino racetrack & resort Location New Cumberland WV Slot Machines 1,486 Table Games 36 Hotel Rooms 357 Casino Sq. Ft. 75,500 Food and Beverage / Entertainment Venues 5/1

Total Acquired Assets Slot Machines 2,856 Table Games 65 Hotel Rooms 357 Casino Sq. Ft. 138,000 Food and Beverage / Entertainment Venues 10/3

Source: Eldorado Resorts filings with the U.S. Securities and Exchange Commission as of 3/31/2019. 5

Pro Forma Portfolio Overview

Pro Forma

# of Properties 15 properties 3 properties 18 properties

# of Slot Machines 4,285 2,856 7,141

# of Table Games 187 65 252

# of Hotel Rooms 73 357 430

LTM 3/31/19 Net Operating Revenue $174mm $219mm $393mm

LTM 3/31/19 Adjusted EBITDA(1) $24mm $26mm(2) $50mm

Note: Standalone Century data as of 3/31/2019. The number of the Company’s properties, slot machines, table games and hotel rooms listed above excludes cruise ship casinos, Minh Chau and Mendoza.

(1) Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition of and reconciliation of Adjusted EBITDA.

(2) Represents Adjusted EBITDA after pro forma rent payment to VICI. See Appendix A for a reconciliation of Pro Forma Adjusted EBITDA.  6

Pro Forma Geography

North American Geographic Profile(1)

Alberta Saskatchewan

British Mountaineer Columbia Central City Manitoba

St. Albert Edmonton

Cripple Creek Cape Girardeau

Century Mile Caruthersville

Century Downs Calgary

Century Existing Assets

Acquired Assets

Adjusted LTM 3/31/2019 EBITDAR by Region

Current Century Casinos Non-North America, 11.3% United States 26.1% Canada 62.6%

Pro Forma Company Non-North America, 4.0% United States 72.5% Canada 23.5%

(1) Excludes 22 off-track betting parlors operated by Century Bets! Inc. 7

Pro Forma Financials

Historical and Pro Forma Net Operating Revenue $139.2 YE 12/31/2016 $154.1 YE 12/31/2017 $388.1 $219.2 $168.9 PF 12/31/2018 $393.2 $219.3 $173.9 LTM PF 3/31/2019

Historical and Pro Forma Adjusted EBITDA(1) $25.8 YE 12/31/2016 $26.1 YE 12/31/2017 $47.3 $24.0 $23.4 PF 12/31/2018 $49.8 $26.3 $23.5 LTM PF 3/31/2019

Historical and Pro Forma Unlevered Free Cash Flow(2) $22.7 YE 12/31/2016 $24.1 YE 12/31/2017 $35.6 $17.8 $17.8 PF 12/31/2018 $37.6 $19.6 $18.0 LTM PF 3/31/2019

Century Standalone

Acquired Assets

(1) Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition of and reconciliation of Adjusted EBITDA and Acquired Assets Pro Forma Adjusted EBITDA.

(2) Calculated as Adjusted EBITDA less maintenance capital expenditures.  8

Sources and Uses and Pro Forma Capitalization

Sources of Funds Amount, Revolver ($10MM, Undrawn) $-, Term Loan 170, Acquired Assets Cage Cash 12, Total $182

Uses of Funds Amount, Acquisition Consideration $107, Repay BMO Facility – 3/31/19 48, Cash to Balance Sheet 15, Transaction Fees and Expenses 12, Total $182

($ in millions) 3/31/2019 Capitalization, Adjustments, Pro Forma

Amount, Cumulative Leverage, Amount, Amount, Cumulative Leverage

Balance Sheet Cash $50  $15 $64

European Debt Facilities 6  - 6

BMO Facility 48  (48) –

Revolver ($10MM, Undrawn)    - - -

Term Loan    170 170 3.5x

Total Debt $54 2.3x $122 $176 3.5x

Net Debt(1) 4 0.2x 107 111 2.2x

LTM 3/31/19 Adjusted EBITDA(2) $24  $26 $50

(1) Calculated as Total Debt less Cash.

(2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition of and reconciliation of Adjusted EBITDA and Acquired Assets Pro Forma Adjusted EBITDA.   9

Acquired Properties Overviews

Isle Casino Cape Girardeau

Property Overview Market Map

Location

• Cape Girardeau, Missouri

• Located approximately 120 miles south of St. Louis, Missouri

Property Description

• Opened in 2012

• Dockside casino featuring: .41,500 sq. ft. of gaming space .863 slot machines .20 table games .3 dining venues .Pavilion and entertainment center

Represents acquired asset 11

Lady Luck Caruthersville

Property Overview Market Map

Location

• Caruthersville, Missouri

• Riverboat casino located along the Mississippi River

Property Description

• Opened in 1995

• Riverboat casino featuring: .21,000 sq. ft. of gaming space .507 slot machines .9 table games .2 dining venues 40,000 sq. ft. pavilion 28-space RV park

Represents acquired asset 12

Mountaineer Casino, Racetrack and Resort

Property Overview Market Map

Location

• New Cumberland, West Virginia

• Located one hour away from downtown Pittsburgh, Pennsylvania

Property Description

• Casino opened in 1994

• Racetrack casino featuring: .1,486 slot machines .36 table games and a poker room .Live thoroughbred horse racing track .5 dining venues .5,000 seat entertainment venue .Golf Course .Sports book operated by William Hill

• 357 room hotel

Represents acquired asset 13

Appendix A

Adjusted EBITDA Definition

The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interest net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one-time items, such as acquisition and disposition costs and gain or loss. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under the generally accepted accounting principles in the United States (“GAAP”). Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry.  15

Reconciliation of Adjusted EBITDA of Century Casinos, Inc.

For the year ended (In $ Millions) 12/31/16 12/31/17 12/31/18 LTM 3/31/19

Net earnings (loss) attributable to Century Casinos, Inc. shareholders $9,215 $6,259 $3,394 $3,536

Interest expense (income), net

3,088 3,569 4,114 4,357 Income taxes (benefit)

1,787 4,560 1,917 1,653 Depreciation and amortization

8,349 8,945 9,399 9,671

Net earnings (loss) attributable to non-controlling interests 4,598 1,632 612 874 Non-cash stock-based compensation

759 669 868 1,014

(Gain) loss on foreign currency transactions, cost recovery income and other (2,523) (1,362) (661) (860) Loss on disposition of fixed assets

330 622 1,090 1,101 Acquisition costs

159 355 .. Pre-opening expenses

. 837 2,644 2,172

Adjusted EBITDA

$25,762 $26,086 $23,377 $23,518  16

Reconciliation of Pro Forma Adjusted EBITDA of Acquired Assets

(In $ Millions)

LTM 3/31/19

Reported LTM Adjusted EBITDA $49.6

Plus: Corporate Overhead Allocation 3.3

Less: Estimated Incremental Century Costs for Acquired Assets (1.6)

Pro Forma LTM Adjusted EBITDAR 51.3

Less: Rent Expense (25.0)

Pro Forma LTM Adjusted EBITDA 26.3

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